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                                                                    Exhibit 10.5

                                                                    1997 Options

                              Carey Diversified LLC
                              50 Rockefeller Plaza
                               New York, NY 10020

                   NONSTATUTORY LISTED SHARE OPTION AGREEMENT

CAREY DIVERSIFIED LLC, a Delaware limited liability company (the "Company"), and _______________, a non-employee Director of the Company (the "Optionee"), for good and valuable consideration the receipt and adequacy of which are hereby acknowledged and intending to be legally bound hereby, agree as follows:

1. Grant of Option. The Company hereby confirms the grant to the Optionee on _______________, 1997 (the "Date of Grant") of an option (the "Option") to purchase 4,000 Listed Shares of the Company (the "Listed Shares" or "Shares") at an option price of $20.00 per Share, under and subject to the terms and conditions of the Company's 1997 Non-Employee Directors' Incentive Plan (the "Plan") and this Agreement. The Plan is incorporated herein by reference and made a part hereof as though set forth in full herein. Terms which are capitalized herein but which are not defined herein have the same meaning as in the Plan unless the context otherwise requires.

      The Option confirmed hereby is a "nonstatutory Listed Share Option", i.e., a Listed Share Option which does not qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Subject to the provisions of
      (i) Sections 4(C) and 4(E) of the Plan regarding the periods during which Listed Share Options may be exercised upon the optionee ceasing to be a Director of the Company (including death of the Optionee) and (ii) Section 6(B) of the Plan regarding the exercise of Listed Share Options following a Change in Control Event (as defined in the Plan), the Option is exercisable as follows:

            On and after __________________, 1998 as to one-third of the shares subject to the Option;

            On and after __________________, 1999 as to an additional one-third of the shares subject to the Option; and

            On and after __________________, 2000 as to the final one-third of the shares subject to the Option.

2. Acceptance of Grant of Option. The Optionee accepts the grant of the Option confirmed hereby, acknowledges having received a copy of the Plan and agrees to be bound by the terms and provisions of the Plan, as the Plan may be amended from time to time; provided, however, that no amendment or termination of the Plan shall, without the written consent of the Optionee, adversely affect the rights of the Optionee with respect to the Option.

3. Option Not Transferable. Unless otherwise determined by the Committee, (a) the Option shall not be transferable otherwise than by will or by the laws of descent and distribution, and (b) the Option shall be exercisable during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative.

4. Procedure for Exercise of Option. (a) The Option may be exercised only by delivery by the Optionee of written notice to the Company in the form contained in Exhibit B attached hereto. Each exercise form must set forth the number of Listed Shares as to

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      which the Option is exercised, must be dated and signed by the person exercising the Option and must be accompanied by (i) a cash payment (which may be made by means of a check, bank draft or money order) in United States dollars, (ii) shares of already-owned Listed Shares at the fair market value of such shares on the date of exercise, (iii) the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (iv) any combination of cash and such shares, in the amount of the full purchase price for the number of Listed Shares as to which the Option is exercised; provided, however, that any portion of -------- ------- the option price representing a fraction of a share shall be paid by the Optionee in cash and no already-owned Listed Shares which have been held for less than six months may be delivered in payment of the option price. The Optionee may choose to exercise an Option by participating in a broker or other agent-sponsored exercise or financing program. If the Optionee so chooses, the Company will deliver the Listed Shares acquired pursuant to the exercise of the Option to the broker or other agent, as designated by the Optionee, and will cooperate with all other reasonable procedures of the broker or other agent to permit participation by the Optionee in the sponsored exercise or financing program. Notwithstanding any procedures of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, no exercise of an Option shall be deemed to occur and no Listed Shares will be issued until the Company has received full payment in cash (including check, bank draft, or money order) for the option price from the broker or other agent.

      The Company shall advise any person exercising the Option in whole or in part with shares of already-owned Listed Shares as to the amount of any cash required to be paid to the Company representing a fraction of a share, and such person will be required to pay any such cash directly to the Company before any distribution of certificates representing Listed Shares will be made. The person exercising the Option should execute the form of assignment on the back of the certificate or should deliver an executed Assignment Separate from Certificate with respect to each share certificate delivered in payment of the option price. Delivery of shares of already-owned Listed Shares in payment of the option price may also be accomplished through the effective transfer to the Company of shares held through a broker or other agent.

      If a person other than the Optionee exercises the Option, the exercise material must include proof satisfactory to the Company of the right of such person to exercise the Option, and the signature on all certificates or Assignments Separate from Certificate for shares delivered in payment of the option price must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

      The date of exercise of the Option is the date on which the exercise form or forms, proof of right to exercise (if required) and payment of the option price in cash or already-owned Listed Shares are received by the Company at the address set forth on the cover page of this Agreement,
      Attention: Chief Financial Officer (or in the case of cash or shares, by effective transfer to the Company's account). For purposes of determining the date of exercise where payment of the option price is made in already-owned Listed Shares, any cash required to be paid to the Company with respect to a fraction of a share shall not be taken into account in determining whether payment of the option price has been made.

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5.    Issuance of Certificates. Subject to this Section 5, the Company will issue a certificate or ------------------------ certificates representing the number of Listed Shares for which the Option is exercised as soon as practicable after the date of exercise. In lieu of certificates, the Company may cause all or part of such shares to be transferred to an account of the person exercising the option with a broker or other agent. Unless the person exercising the Option otherwise directs the Company in writing, the certificate or certificates will be registered in the name of the person exercising the Option and delivered to such person. If the option price is paid in whole or in part with of already-owned Listed Shares, the Company will issue at the same time and return to the person exercising the Option a certificate representing the number of any excess shares included in any certificate or certificates delivered to the Company at the time of exercise.

6. Interpretation of Plan and Agreement. This Agreement is the Listed Share Option agreement referred to in Section 4(F) of the Plan. If there is any conflict between the Plan and this Agreement, the provisions of the Plan shall control. Any dispute or disagreement which shall arise under or in any way relate to the interpretation or construction of the Plan or this Agreement shall be resolved by the Committee, and the decision of the Committee shall be final, binding and conclusive for all purposes.

7. Effect of Agreement on Rights of Company and Shareholders. This Agreement does not confer any right on the Optionee to continue as a Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove Directors.

8. Binding Effect. This Agreement shall be binding upon the successors and assigns of the Company and upon the legal representatives, heirs and legatees of the Optionee.

9. Entire Agreement. This Agreement (including the Plan which is incorporated hereby by reference) constitutes the entire agreement between the Company and the Optionee and supersedes all prior agreements and understandings, oral or written, between the Company and the Optionee with respect of the subject matter of this Agreement.

10. Amendment. This Agreement may be amended only by a written instrument signed by the Company and the Optionee.

11. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any of the provisions of this Agreement.

12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, to the extent applicable.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the Date of Grant.

                                        CAREY DIVERSIFIED LLC


                                        By
                                          -------------------------------
                                                     Chairman

                                        OPTIONEE:

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                                          -------------------------------

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                             Notice of Exercise Form

                    (To be executed only upon partial or full
                      exercise of the Listed Share Options)

            The undersigned hereby represents and warrants that he or she is the registered holder of a Listed Share Option granted under the terms of the Carey Diversified LLC 1997 Non-Employee Director's Incentive Plan, and hereby irrevocably exercises such Listed Share Option with respect to the portion of the Listed Share Option hereinafter specified:________________ __________________________________________ (number of Listed Shares. Payment of the aggregate corresponding Exercise Price is enclosed.

            I agree and understand that this exercise is subject to the terms and conditions specified in the agreement governing this Listed Share Option and the Carey Diversified LLC 1997 Non-Employee Director's Incentive Plan.

            The undersigned requests that, if a certificate for the Listed Shares is issued by the Company on account of or with respect to this exercise, such certificate be issued in the name of (choose one)

         ___      (a) the undersigned or

         ___      (b) the undersigned and _________________________.



Dated:______________________,___            By:____________________________
                                              (Signature of Registered
                                               Holder)